Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
CrossingBridge Ultra-Short Duration ETF
Listed on The Nasdaq Stock Market LLC
A series of Trust for Professional Managers

Supplement dated June 26, 2026
to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 28, 2026

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of CrossingBridge Advisors, LLC (the “Adviser”), the investment adviser to the CrossingBridge Ultra-Short Duration ETF (the “Fund”), approved a Plan of Liquidation for the Fund (the “Plan”). After considering a variety of factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to liquidate the Fund. Shares of the Fund will cease trading on the Nasdaq Stock Market, LLC and will be closed to new purchases as of the close of business on June 26, 2026 (the “Closing Date”) and liquidated as a series of the Trust effective as of the close of business on July 13, 2026 (the “Liquidation Date”).

The Plan determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will no longer accept creation orders effective as of the close of trading on Nasdaq Stock Market on the Closing Date, after which the Fund’s assets may be entirely invested in money market instruments or held in cash or cash equivalents. Accordingly, the Fund will no longer be pursuing its investment objective. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from the Closing Date through the Liquidation Date, shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period.

On the Liquidation Date, the Fund will liquidate its assets and distribute a pro rata liquidating distribution to all shareholders of record who have not previously redeemed or sold their shares after the Fund has paid or provided for all taxes, expenses, and any other liabilities, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. The Fund’s net asset value as calculated on the Liquidation Date will reflect all transactional costs associated with the liquidation of the Fund. Once the distributions are complete, the Fund will terminate.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at 1-800-617-0004.

Please retain this Supplement with your Summary Prospectus,
Prospectus, and SAI for reference.